Exhibit 99.1

Omnicom and Interpublic Receive Second Request

from the U.S. Federal Trade Commission

NEW YORK, March 13, 2025 – Omnicom (NYSE: OMC) and Interpublic (NYSE: IPG) today announced that the companies have each received a Request for Additional Information and Documentary Material (Second Request) from the U.S. Federal Trade Commission (FTC) in connection with Omnicom’s proposed acquisition of Interpublic.

The Second Request is a standard part of the regulatory process and was issued under notification requirements of the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, as amended.

Omnicom and Interpublic have been engaged with the FTC throughout the regulatory process and will continue to address its queries going forward.

Both parties continue to expect the transaction to close in the second half of 2025. Completion of the acquisition remains subject to Omnicom and Interpublic stockholder approvals, further required regulatory approvals, and other customary closing conditions.

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About Omnicom

Omnicom (NYSE: OMC) is a leading provider of data-inspired, creative marketing and sales solutions. Omnicom’s iconic agency brands are home to the industry’s most innovative communications specialists who are focused on driving intelligent business outcomes for their clients. The company offers a wide range of services in advertising, strategic media planning and buying, precision marketing, retail and digital commerce, branding, experiential, public relations, healthcare marketing and other specialty marketing services to over 5,000 clients in more than 70 countries. For more information, visit www.omnicomgroup.com.

About IPG

Interpublic (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively driven provider of marketing solutions. Home to some of the world’s best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Initiative, IPG Health, IPG Mediabrands, Jack Morton, KINESSO, MAGNA, McCann, Mediahub, Momentum, MRM, MullenLowe, Octagon, UM, Weber Shandwick and more.

Contacts
Omnicom Media:	Omnicom Investors:
Joanne Trout	Gregory Lundberg
joanne.trout@omnicomgroup.com	greg.lundberg@omnicomgroup.com

Interpublic Media:	Interpublic Investors:
Tom Cunningham	Jerry Leshne
tom.cunningham@interpublic.com	jleshne@interpublic.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this press release, including those that address activities, events or developments that Omnicom or Interpublic expects, believes or anticipates will or may occur in the future, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “potential,” “predict,” “project,” “would” or the negative thereof and similar expressions. No assurances can be given that the forward-looking statements contained in this press release will occur as projected and actual results may differ materially from those included in this press release. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this press release. These risks and uncertainties include, without limitation:

•	the ability to obtain the requisite Omnicom and/or Interpublic stockholder approvals;

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the risk that Omnicom or Interpublic may be unable to obtain governmental and regulatory approvals required for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger);

•	the risk that the expiration of the HSR waiting period may not occur as anticipated, affecting the timing of the merger;

•	the risk that an event, change or other circumstance could result in the termination of the merger;

•	the risk that a condition to closing of the merger may not be satisfied;

•	the risk of delays in completing the merger;

•	the risk that the merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code as intended;

•	the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected;

•	the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected;

•	the risk that any announcement or news coverage relating to the merger could have adverse effects on the market price of Omnicom common stock or Interpublic common stock;

•	the risk of litigation related to the merger;

•	the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect;

•	the risk that management’s time spent on the merger and integration may reduce their availability for ongoing business operations and opportunities;

•	the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger;

•	the dilution caused by Omnicom’s issuance of additional shares of its capital stock in connection with the merger;

•	adverse economic conditions or a deterioration or disruption in the credit markets;

•	the risk of losses on media purchases and production costs;

•	risks related to reductions in spending from Omnicom or Interpublic clients or a slowdown in payments by such clients;

•	risks related to each company’s ability to attract new clients and retain existing clients;

•	changes in client advertising, marketing, and corporate communications requirements;

•	risks related to the inability to manage potential conflicts of interest between or among clients of each company;

•	unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries;

•	unanticipated changes related to, or an inability to hire and retain, key personnel at either company;

•	currency exchange rate fluctuations;

•	risks related to reliance on information technology systems and risks related to cybersecurity incidents;

•	risks and challenges presented by utilizing artificial intelligence technologies and related partnerships;

•	changes in legislation or governmental regulations;

•	risks associated with assumptions made in connection with critical accounting estimates and legal proceedings;

•	risks related to international operations, including currency repatriation restrictions, social or political conditions and regulatory environment;

•	risks related to environmental, social, and governance goals and initiatives; and

•	other risks inherent in Omnicom’s and Interpublic’s businesses.

All of the forward-looking statements Omnicom and Interpublic make in or in connection with this press release are qualified by the information contained or incorporated by reference in the joint proxy statement/prospectus described below. For additional information, see the sections entitled “Risk Factors” and “Where You Can Find More Information” beginning on pages 32 and 197, respectively, of the joint proxy statement/prospectus.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor Interpublic undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This press release is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, Omnicom and Interpublic first filed a joint proxy statement with the U.S. Securities and Exchange Commission (“SEC”) on January 17, 2025, and Omnicom first filed with the SEC a registration statement on Form S-4 on January 17, 2025 (File No.333-284358) (as amended, the “registration statement”) that includes the joint proxy statement of Omnicom and Interpublic and a prospectus of Omnicom. Each of Omnicom and Interpublic may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Omnicom or Interpublic may file with the SEC. The definitive joint proxy statement/prospectus has been mailed to stockholders of Omnicom and Interpublic.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, INTERPUBLIC AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the registration statement, joint proxy statement/prospectus and other documents containing important information about Omnicom, Interpublic and the proposed transaction, through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017. Copies of the registration statement, joint proxy statement/prospectus and other documents filed with the SEC by Interpublic may be obtained free of charge on Interpublic’s website at https://investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to Interpublic’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary.

PARTICIPANTS IN THE SOLICITATION

Omnicom, Interpublic and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Forms 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Forms 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Forms 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Information about the directors and executive officers of Interpublic, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Interpublic’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the heading “Executive Officers of the Registrant,” and proxy statement for Interpublic’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of Interpublic common stock by the directors and executive officers of Interpublic have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4, or Forms 5, subsequently filed by Interpublic’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Omnicom or Interpublic using the sources indicated above.